                                                                    EXHIBIT 10.2

                 SCHEDULE OF CERTAIN OFFICERS WHO ARE
                   PARTIES TO EMPLOYMENT AGREEMENTS



         Charles J. Bechtel
         David Bucci
         James L. M. Chen
         Warren W. Dettinger
         Reinoud G. J. Drenth
         Donald E. Eagon, Jr.
         Jack E. Finefrock
         Charee Francis-Vogelsang
         Bartholomew J. Frazzitta
         Michael J. Hillock
         Larry D. Ingram
         Robert W. Mahoney
         Dennis M. Moriarty
         Gerald F. Morris
         Toni J. Portmann
         Anthony J. Rusciano
         Charles B. Scheurer
         Robert L. Stockamp
         Alben W. Warf
         Ernesto R. Unanue
         Robert J. Warren




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